READY ASSETS PRIME MONEY FUND

(the “Fund”)

Supplement dated July 28, 2015 to the

Prospectus of the Fund, dated August 28, 2014

The Board of Trustees of the Fund (the “Board”) recently approved certain changes to the principal investment strategies of the Fund in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended. The Board has chosen not to subject the Fund to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. In connection with such changes, the Board also approved a change in the name of the Fund to “Ready Assets Government Liquidity Fund.” These changes will become effective January 4, 2016. Investors should review carefully the specific changes to the prospectus of the Fund, which are detailed below.

Accordingly, effective January 4, 2016, the Fund’s prospectus is amended as follows:

Change in the Fund’s Name

Ready Assets Prime Money Fund is renamed Ready Assets Government Liquidity Fund.

Changes in the Fund’s Strategies and Risks

The section of the prospectus entitled “Fund Overview—Key Facts About Ready Assets Prime Money Fund—Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

Principal Investment Strategies of the Fund

The Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), and other rules of the Securities and Exchange Commission (the “SEC”). The Fund will only purchase securities that present minimal credit risk as determined by BlackRock, the Fund’s investment manager, pursuant to guidelines approved by the Trust’s Board of Trustees.

The section of the prospectus entitled “Fund Overview—Key Facts About Ready Assets Prime Money Fund—Principal Risks of Investing in the Fund” is amended to delete “Extension Risk,” “Foreign Securities Risk,” “Mortgage- and Asset-Backed Securities Risks,” “Prepayment Risk,” “Regulatory Risk,” “Reverse Repurchase Agreements Risk” and “Variable Rate Demand Obligations Risk;” and to add the following risk:

■ Regulatory Risk—On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential.

The section of the prospectus entitled “Details About the Fund—How the Fund Invests—Investment Process” is deleted in its entirety and replaced with the following:

Investment Process

In seeking to achieve Money Fund’s investment objective, Fund management varies the kinds of short-term U.S. Government securities held in the Fund’s portfolio, as well as the Fund’s average maturity. Fund management decides which securities to buy and sell, as well as whether to enter into repurchase agreements, based on its assessment of their relative values and future interest rates.

The section of the prospectus entitled “Details About the Fund—How the Fund Invests—Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Principal Investment Strategies

The Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash.

The U.S. Government securities in which the Fund may invest include:

■ Repurchase Agreements—Repurchase agreements are transactions in which the Fund purchases a class of securities with the obligation to resell the securities shortly thereafter at a specified price which reflects interest payable to the Fund. The Fund may engage in repurchase agreements secured by U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and cash.

■ U.S. Treasury Obligations—Obligations that are direct obligations of the U.S. Treasury. These also include Treasury Receipts where the principal and interest components are traded separately under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) Program.

■ U.S. Government Obligations—Obligations issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities and sponsored enterprises, and related custodial receipts.

■ Variable and Floating Rate Instruments—Instruments that provide for adjustments in the interest rate on certain reset dates (variable) or whenever a specified interest rate index changes (floating).

■ When-Issued and Delayed Settlement Transactions—The purchase or sale of securities on a when-issued basis, on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.

The section of the prospectus entitled “Details About the Fund—How the Fund Invests—Other Strategies” is amended to delete “Foreign Securities” and “U.S. Treasury Floating Rate Notes.”

The section of the prospectus entitled “Details About the Fund—Investment Risks—Principal Risks of Investing in the Fund” is amended to delete “Extension Risk,” “Foreign Securities Risk,” “Mortgage- and Asset-Backed Securities Risks,” “Prepayment Risk,” “Regulatory Risk,” “Reverse Repurchase Agreements Risk” and “Variable Rate Demand Obligations Risk;” and to add the following risk:

■ Regulatory Risk—On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential.

Shareholders should retain this Supplement for future reference.

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